UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 S. Taylor St., Suite 301 Amarillo, TX	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On April 29, 2026, the Board of Directors (the “Board”) of Fermi Inc. (the “Company) appointed Robert L. Masson as Interim Chief Financial Officer (“Interim CFO”) and the principal financial officer of the Company effective April 29, 2026, until a permanent successor is named.

Mr. Masson, age 55, brings over 20 years of experience as a finance executive in the aerospace, defense, and industrial sectors. Mr. Masson was the Chief Financial Officer of Noble Supply and Logistics, LLC (“Noble”) from 2023 through 2025. Before joining Noble, he served as Chief Financial Officer of Latham Group, Inc. from 2022 to 2023. Mr. Masson also served as Executive Vice President and Chief Financial Officer of Hypertherm, Inc. from 2018 through 2022, where he oversaw the company’s global financial, information technology, and legal operations. From 2016-2018, Mr. Masson was Vice President of Finance at Flowserve, where he led the company’s operational finance, operational accounting, and corporate financial planning and analysis teams. From 2003-2016, he served in various finance leadership roles at Raytheon Technologies, including Chief Financial Officer roles for several of the company’s business units. Mr. Masson began his career as a Lieutenant and Naval Aviator for the United States Navy, where he worked from 1992-2001. Mr. Masson holds a Bachelor of Science degree in Economics from the United States Naval Academy and a Master of Business Administration from Harvard Business School.

The Board has not approved any compensation for Mr. Masson in connection with his appointment as Interim CFO. If and when the Company enters into any material compensatory arrangement with Mr. Masson in connection with his appointment, the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms thereof, as required by Item 5.02(e) of Form 8-K.

There are no arrangements or understandings between Mr. Masson and any other person pursuant to which Mr. Mason was appointed as Interim CFO of the Company. Mr. Masson does not have a family relationship with any director or executive officer of the Company (or any person nominated or chosen by the Company to become a director or executive officer of the Company) or a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. They may include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Company’s potential customer pipeline and expected power demand and delivery. Forward-looking statements are inherently subject to risks, uncertainties and assumptions that are difficult to predict or quantify, including those risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: April 29, 2026	By:	/s/ George Wentz
	Name:	George Wentz
	Title:	General Counsel

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